UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
Suite 101
Richmond, Virginia		23226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously disclosed, on April 3, 2024, Blue Ridge Bankshares, Inc. (the “Company”), entered into an Amended and Restated Securities Purchase Agreement with Kenneth R. Lehman, Castle Creek Capital Partners VIII, LP, other investors and certain directors and executive officers of the Company (collectively, the “Purchasers”) and issued and sold to the Purchasers, in the aggregate, (i) 3.4 million shares of the Company’s common stock, no par value (the “Common Stock”), at a purchase price of $2.50 per share, (ii) 11,418 shares of the Company’s Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B, par value $50.00 per share (the “Series B Preferred Stock”), at a purchase price of $10,000.00 per share, (iii) 2,732 shares of the Company’s Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, par value $50.00 per share (the “Series C Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”), at a purchase price of $10,000.00 per share, and (iv) warrants to purchase 5,942 shares of Series B Preferred Stock and 1,441 shares of Series C Preferred Stock at an exercise price of $10,000.00 per share, for gross proceeds to the Company of $150,000,000 (the “April Issuance”).

The Company is also party to two Stock Purchase Agreements, dated March 17, 2015 and December 31, 2014 (the “2014/2015 Agreements”), respectively, by and among the Company and the purchasers identified therein, including Richard T. Spurzem, a shareholder of the Company (“Mr. Spurzem”). Pursuant to the 2014/2015 Agreements, Mr. Spurzem has gross-up rights with respect to certain issuances of equity or equity-linked securities by the Company, including the April Issuance. The purchase price payable by Mr. Spurzem upon exercise of his gross-up rights to maintain his proportionate Common Stock interest in the Company pursuant to the 2014/2015 Agreements is net of any underwriting discounts or sales commissions. By notice to the Company, Mr. Spurzem properly exercised his gross-up rights under the 2014/2015 Agreements with respect to the April Issuance to purchase 290,000 shares of Common Stock (the “Common Shares”) at a purchase price of $2.39 per Common Share, 1,140 shares of Series B Preferred Stock (the “Preferred Shares”), at a purchase price of $9,566.13 per Preferred Share, and a warrant to purchase 607 shares of Series B Preferred Stock at an exercise price of $10,000.00 per share (the “Warrant” and the shares of Preferred Stock (and after conversion, the shares of Common Stock) issuable upon exercise of or otherwise pursuant to the Warrant collectively are referred to as the “Warrant Shares”).

On June 7, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Mr. Spurzem to purchase the Common Shares, the Preferred Shares and the Warrant for gross proceeds to the Company of approximately $11.6 million (the “Private Placement”).

The closing of the Private Placement is anticipated to occur on June 12, 2024, or the first business day after the satisfaction or waiver of the conditions to closing set forth in the Securities Purchase Agreement. The conditions to closing consist of standard closing conditions, including authorization from the NYSE American to list the Common Shares for trading on such exchange.

The Company will use the net proceeds from the Private Placement for general corporate purposes and to reposition business lines, support organic growth and enhance capital levels of Blue Ridge Bank, National Association, the Company’s wholly-owned banking subsidiary.

Piper Sandler & Co. (the “Placement Agent”) is serving as placement agent with respect to the Private Placement. The Company will pay a fee to the Placement Agent in connection with the Private Placement.

Stockholder Approvals

Conversion of the Preferred Shares and Series B Preferred Stock underlying the Warrant is contingent upon stockholder approval of (i) an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock to at least 150,000,000 shares (the “Articles Amendment Approval”) and (ii) the issuance of the Underlying Preferred Shares (defined below) and the Warrant Shares pursuant to applicable listing standards of the NYSE American (the “Issuance Approval” and together with the Articles Amendment Approval, the “Stockholder Approvals”).

Once issued, the Preferred Shares will be convertible into shares of Common Stock (the “Underlying Preferred Shares”) at the initial conversion rate of 4,000 shares of Common Stock per Preferred Share, which conversion rate is based on an initial conversion price of $2.50 per share of Common Stock and is subject to certain adjustments (the “Conversion Rate”). Similarly, the shares of Series B Preferred Stock issuable upon exercise of the Warrant are convertible into shares of Common Stock at the same Conversion Rate (the “Warrant Shares”).

After receiving each respective Stockholder Approval, in the time and manner required by the NYSE American, the Company will prepare and file with the NYSE American a supplemental listing application covering all of the Underlying Preferred Shares and the Warrant Shares and will use its commercially reasonable efforts to cause all of the Underlying Preferred Shares and the Warrant Shares to be approved for listing on the NYSE American as promptly as possible.

In the event that the Company has obtained the Issuance Approval but the Company’s shareholders have not approved the Articles Amendment Approval, the Company will effect a “Partial Conversion” of the Series B Preferred Stock, whereby outstanding shares of Series B Preferred Stock will automatically convert into shares of Common Stock, but only to the extent of the total number of shares of Common Stock available for issuance by the Company pursuant to its then effective articles of incorporation (taking into consideration any shares previously reserved for issuance), allocated pro rata among the holders of the Series B Preferred Stock and the Series C Preferred Stock.

Indemnification

Subject to certain limitations, the Company will indemnify Mr. Spurzem and certain of his related parties against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by the Company or in connection with the transactions contemplated by the Securities Purchase Agreement. Subject to certain limitations, Mr. Spurzem will indemnify the Company and its affiliates and certain related persons against losses in connection with breaches of the Securities Purchase Agreement and the other documents contemplated therein by Mr. Spurzem.

Warrant

At the closing of the Private Placement, the Company will issue a Warrant to Mr. Spurzem, which will be exercisable at any time after issuance, and from time to time, in whole or in part into shares of Series B Preferred Stock until the fifth anniversary of the closing date of the Private Placement.

In the event that all (but not less than all) outstanding shares of Series B Preferred Stock are converted into shares of Common Stock pursuant to the provisions of the Company’s Articles of Incorporation as then in effect, then from and after the date on which such outstanding shares of Series B Preferred Stock have been so converted, the Warrant shall be exercisable for such number of shares of Common Stock into which the shares of Series B Preferred Stock subject to the Warrant would have been converted had the shares of Series B Preferred Stock subject to the Warrant been outstanding on the date of such conversion as provided in the Company’s Articles of Incorporation as then in effect. After such conversion, the exercise price per share of Common Stock subject to the Warrant shall equal the exercise price in effect as of immediately prior to such conversion divided by the number of shares of Common Stock into which one share of Series B Preferred Stock previously subject to the Warrant would have been converted on such date.

Mr. Spurzem or his permitted, registered assigns may exercise such Warrant by paying the exercise price in immediately available funds to the Company or, in certain circumstances, through a “cashless exercise” whereby the holder of the Warrant forfeits shares subject to the Warrant in lieu of paying the exercise price. The Warrant contains certain anti-dilution price protection.

Registration Rights Agreement

At the Closing of the Private Placement, the Company and Mr. Spurzem will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will register for resale the Common Shares, the Warrant Shares (if Common Stock) and the Underlying Preferred Shares (collectively, the “Registrable Securities”). The Company has agreed to file a registration statement registering the Registrable Securities for resale by Mr. Spurzem by the earliest of (i) 30 days after the Stockholder Approvals, (ii) thirty days after the Partial Conversion and (iii) October 15, 2025. The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”) and to keep such registration statement effective until the earlier of (i) such time as all of the Registrable Securities covered by such registration statement have been publicly sold by the holders thereof and (ii) the date on which all Common Shares, Warrant Shares and Underlying Preferred Shares cease to be Registrable Securities.

If the Company fails to file the registration statement or have it declared effective by certain deadlines, if the registration statement ceases to remain effective, subject to specified grace periods, or if the Company fails to satisfy the current public information requirement of Rule 144(c)(1) under the Securities Act of 1933, as amended (the “Securities Act”), then the Company will pay monthly liquidated damages to the holder of Registrable Securities in an amount of one percent (1.0%) of the aggregate purchase price paid by Mr. Spurzem pursuant to the Securities Purchase Agreement for any unregistered Registrable Securities then held by such Holder, subject to certain caps and limitations. The Company will pay all fees and expenses incident to the Company’s performance of its obligations under the Registration Rights Agreement, excluding (with certain exceptions) any underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals and all legal fees and expenses of legal counsel for any holder of Registrable Securities. The Company and Mr. Spurzem agreed to provide each other with certain indemnification and contribution rights.

The foregoing descriptions of the Securities Purchase Agreement, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Securities Purchase Agreement, the form of Warrant and the form of Registration Rights Agreement, copies of which are filed as, or contained in, the exhibits hereto, and incorporated herein by reference.

The representations, warranties and covenants of the Company set forth in the Securities Purchase Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Securities Purchase Agreement, may be subject to limitations agreed upon by the contracting parties and standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties, unless otherwise specified therein, were made only as of the date of the Securities Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of Mr. Spurzem in the Securities Purchase Agreement, the Private Placement is exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated under the Securities Act.

Additional Information

Certain investments discussed above involve the sale of securities in a private transaction that will not be registered under the Securities Act and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s plans for raising capital, the expected use of proceeds from the Private Placement, the filing of a registration statement to register the resale of the Common Shares, the Underlying Preferred Shares and the Warrant Shares, and the Company’s business strategies, plans and prospects. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phrases of similar meaning. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The forward-looking statements are based on management’s current expectations, estimates and projections and are not guarantees of future performance.

The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023 and from time to time other filings with the SEC, which are available on the SEC’s website (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated June 7, 2024, by and between Blue Ridge Bankshares, Inc. and Richard T. Spurzem.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date: June 11, 2024	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer